UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 2, 2015

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                 N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Credit Ratings: As part of its review of ratings of the eight U.S. global systemically important banks (GSIBs), on December 2, 2015, Standard & Poor’s Ratings Services downgraded the credit ratings for each of these institutions, including The Goldman Sachs Group, Inc. Standard & Poor’s current credit ratings are provided below:

As of December 2, 2015

	Short-Term Debt	Long-Term Debt[1]	Subordinated Debt	Trust Preferred[2]	Preferred Stock[3]	Rating Outlook

Standard & Poor’s Ratings Services	A-2	BBB+	BBB-	BB	BB	Stable

[1]	Includes the senior guaranteed trust securities issued by Murray Street Investment Trust I and Vesey Street Investment Trust I.
[2]	Trust preferred securities issued by Goldman Sachs Capital I.
[3]	Includes the Normal Automatic Preferred Enhanced Capital Securities (APEX) issued by Goldman Sachs Capital II and Goldman Sachs Capital III.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: December 2, 2015	By:	/s/ Kenneth L. Josselyn

Name: Kenneth L. Josselyn Title: Assistant Secretary